SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 MARCH 12, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission               IRS Employer
jurisdiction                      File Number              Identification
of incorporation                                           Number

Delaware                            1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On March 12, 2001 registrant issued a press release entitled "Halliburton and Landmark Graphics Complete Acquisition of PGS Data Management Division" pertaining, among other things, to an announcement that registrant and its wholly owned business unit, Landmark Graphics Corporation, have completed the acquisition of PGS Data Management, a division of Petroleum Geo-Services ASA for approximately $175 million cash consideration. The acquisition is not expected to be dilutive to registrant's earnings in 2001 and is expected to be accretive after that.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated March 12, 2001.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    March 13, 2001                By: /s/ Susan S. Keith
                                          --------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary







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                                  EXHIBIT INDEX



Exhibit                    Description
-------                    -----------

20                         Press Release Dated March 12, 2001

                           Incorporated by Reference







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